                                                        EXHIBIT 10.65


                           WEST BAY CORPORATE CENTER

                                LEASE AGREEMENT

                                    BETWEEN

                        JABIL CIRCUIT, INC. ("TENANT")

                                      AND

            TEACHERS INSURANCE AND ANNUITY ASSOCIATION ("LANDLORD")

                               INDUSTRIAL LEASE

                                     INDEX

TITLE                                                            PAGES
Acceptance of the Premises
Access, Changes in Building Facilities Name
Additional Rent
Alterations
Assignment
Broker(s)
Common Areas
Condemnation
Confidentiality
Construction, Applicable Law
Default: LANDLORD's Remedies
Delay Or Possession
Destruction or Damage
Effect of Delivery of this Lease
Entire Agreement
Indemnification
Insurance
LANDLORD's Liability
Liens
Notices
Parking
Peaceful Possession
Preparation of the Premises
Radon Gas
Relocation of TENANT
Rent
Repairs and Maintenance
Requirements of Law; Hazardous Materials
Rules and Regulations
Security
Security Systems
Signs
Subordination
Surrender, Holding Over
Term
Transfer by LANDLORD
Use
Utilities
Waiver
Waiver of Jury Trial
Waivers by TENANT

Exhibit "A" - Site Location .............................................
Exhibit "B" - Rules and Regulations......................................
Exhibit "C" - Tenant Improvements........................................
Exhibit "D" - Schedule of Adjustments in Fixed Annual Rent

Rider I - Tenant's Construction of Improvements

                               INDUSTRIAL LEASE

         THIS LEASE AGREEMENT, dated as of the 30th day of October, 1997 by and between TEACHERS INSURANCE AND ANNUITY ASSOCIATION referred to as "LANDLORD", and JABIL CIRCUIT, INC., a Delaware corporation, hereinafter referred to as "TENANT":

                                  WITNESSETH:

         LANDLORD hereby leases to TENANT and TENANT hereby hires from
LANDLORD:

Space located at:                              Suite 9424 of West Bay
Corporate Center                               9424 International Court
                                               St. Petersburg, Florida

more particularly described on Exhibit "A" attached hereto; hereinafter referred to as the "Premises" or "Demised Premises", for the term hereinafter stated, for the rents hereinafter reserved, and upon and subject to the terms, conditions, and covenants hereinafter provided. The Demised Premises shall be deemed for all purposes to consist of approximately 26,667 square feet.

         1.       TERM:

                  A. TENANT shall have and hold the Premises for a term commencing on the date determined in the manner provided in Subsection IB below and expiring on that day which is the last day of the eighteenth (18th) calendar month after the end of the Initial Partial Month (defined in Section 1D below), until such term shall sooner terminate as hereinafter provided.

                  B. The term of this Lease and TENANT's obligation to pay rent and all forms of additional rent due hereunder for all of the Premises unless otherwise set forth herein) shall commence on December 1, 1997 (the "Anticipated Commencement Date"), or in the event the Premises is not currently fully constructed, upon whichever of the following dates shall first occur: (a) the date when TENANT shall take possession of the Premises or any portion thereof for the conduct of its business; or (b) if LANDLORD is to complete the total build-out of the Premises, the date when the Premises are Substantially Ready For Occupancy (as hereinafter defined), which date may be made earlier by the total number of days of delay, if any, by TENANT in complying with any of the provisions of Rider 1 hereof regarding the delivery of plans and specifications for the Premises, or by TENANT interfering in any way with LANDLORD'S completion of the improvements to the Premises. LANDLORD shall, in accordance with the foregoing, fix the commencement date of the term of this Lease (the "Commencement Date"), and shall notify TENANT of the date so fixed. The Parties agree, if LANDLORD so requests, thereafter to execute a written memorandum confirming such Commencement Date as well as the expiration date of this Lease, which memorandum shall become a part of this Lease. The failure of the parties to execute such memorandum shall not affect the validity of the Commencement Date as fixed by the LANDLORD.

                  C. The Premises shall be deemed Substantially Ready For Occupancy on the date that a certificate of occupancy or completion or equivalent instrument is issued with respect to the Premises by the County of Pinellas, Florida, notwithstanding that minor punchlist or insubstantial details of construction or mechanical adjustment remain to be performed.

                  D. If the Commencement Date falls on a date other than the first day of the calendar month, then the term of this Lease and the first lease year hereof shall be extended by the total number of days from the Commencement Date to the end of the month in which the Commencement Date occurs ("Initial Partial Month").

                  E. If LANDLORD shall be unable to give possession of the Premises to Lessee on the Anticipated Commencement Date because of the retention of possession by any occupant thereof, delay caused by any alteration or construction work or for any other reason, Lessor shall not be subject to any liability for such failure.

         2.       RENT:

         The rent reserved under this Lease for the term hereof shall be and consist of:


                  A. Base Rent as set forth on Exhibit "D" hereof, which shall be payable in advance, in equal monthly installments, without deduction or set-offs and without prior demand therefore, on the first day of each and every calendar month during the term of this Lease except that:

                           (i)      TENANT shall pay, upon execution and
delivery of this Lease by TENANT, the sum of $13,333.50 together with $4,311.17 representing the first month's portion of the estimated share of expenses per section 14 of this Lease entitled "Additional Rent", plus applicable sales tax, to be applied against the first installment of Base Rent becoming due under the lease.

                           (ii)     TENANT shall pay, on the Commencement Date,
a prorated amount of Base Rent and Additional Rent for the Initial Partial
Month.

                  B. All taxes in the nature of sales, use, or similar taxes, now or hereinafter assessed or levied by any taxing authority upon the payment of fixed rent or Additional Rent as hereinafter defined, and which the LANDLORD is required or permitted to collect from TENANT, shall be payable simultaneously with the payment of Base Rent or Additional Rent.

                  C. TENANT covenants and agrees to pay a late charge for any payment of Base Rent not received by LANDLORD on or before the seventh
(7th) day of each month and for any other payment, such as Additional Rent, not received by LANDLORD on or before the date when same is due. Said late charge shall be computed from the first day of the month in the case of Rent and from the date when same is due in case of Additional Rent. The amount of the late charge shall be an amount equal to the interest commencing on the dates aforesaid, ending on the date of receipt of the sum(s) by LANDLORD and having a rate equal to eighteen percent (18%) per annum. In the event any late charge is due to LANDLORD, LANDLORD shall advise TENANT in writing and TENANT shall pay said late charge to LANDLORD not later than the date when the next payment of Rent is due.

                  D. Additional Rent consisting of all such other sums of money as shall become due from and payable by TENANT to LANDLORD hereunder (for default in payment of which LANDLORD shall have the same remedies as for a default in payment of fixed rent); all to be paid to LANDLORD without demand, deduction, or set off at its office, or such agent or such other place as LANDLORD may designate by notice to TENANT, in lawful money of the United States of America. Rent and Additional Rent shall be made payable to:

                          McCoy Realty Group
                          4175 E. Bay Drive, Suite 100
                          Clearwater, FL 34624

         3.       SECURITY:

                  TENANT simultaneously with the execution and delivery of this Lease has deposited with LANDLORD, the sum of $17,644.67 receipt of which is hereby acknowledged, which sum shall be retained by LANDLORD as security for the payment by TENANT of the rents herein agreed to be paid by TENANT and for the faithful performance by TENANT of the terms, conditions, and covenants of this Lease. It is agreed that LANDLORD, at LANDLORD's option, may at any time apply said sum or any part thereof toward the payment of the rents and any other sum payable by TENANT under this Lease, and/or toward the performance of each and every of TENANT's covenants under this Lease and TENANT's liability under this Lease shall thereby be reduced pro tanto that TENANT shall remain liable for any amounts that such sum shall be insufficient to pay; that LANDLORD may exhaust any or all rights and remedies against TENANT before resorting to said sum, but nothing herein contained shall require or be deemed to require LANDLORD to do so; that, in the event this deposit shall not be utilized for any of such purposes, then such deposit shall be returned by LANDLORD to TENANT promptly after the expiration of the term of the Lease. LANDLORD shall not be required to pay TENANT any interest on said security deposit. Promptly upon demand by LANDLORD, TENANT shall deposit with LANDLORD such additional sum as may be necessary to replace any amounts expended therefrom by LANDLORD pursuant to the provisions hereof, so that there shall always be a security deposit in the sum first set forth above.

     4.   USE:

     The TENANT will use any occupy the Premises for office/warehouse and for no other use or purpose. The TENANT will not create nor allow to be created any form of pollution whether noise, smoke, or otherwise within or without the Demised Premises. The TENANT shall at its own cost and expense obtain any and all licenses and permits necessary for any such use.

     5.   ASSIGNMENT:

         TENANT may not assign, sublet, transfer, or dispose of this Lease during the term hereof, or underlet the Demised Premises or any part thereof or permit the Premises to be occupied by any other persons without the written consent of LANDLORD first obtained in each case. If this Lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than the TENANT, the LANDLORD may, at LANDLORD's option, after default by the TENANT, collect rent from the assignee, under tenant, or occupant, and apply the net amount collected to the rent herein reserved, but no such collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under tenant or occupant as TENANT or a release of the TENANT from the further observance and performance by the TENANT of the covenants herein contained.

         Notwithstanding the foregoing provisions of this paragraph, this Lease may be assigned, sublet, or transferred to, or the Demised Premises may be underlet to, or occupied by, in whole or in part, (i)any corporation into or with which TENANT may be merged or consolidated, or (ii) any corporation which now or hereafter is an affiliate, subsidiary, parent, or successor of TENANT,
(iii) any corporation which acquires all or a substantial portion of the stock or assets of TENANT, or (iv) any partnership, the majority or controlling interest in which shall be owned by TENANT, or an affiliate, subsidiary, parent, or successor of TENANT, or by stockholders of TENANT or of an affiliate, subsidiary, parent, or successor of TENANT, without the written consent of LANDLORD.

         If TENANT shall desire to make interior alterations in connection with an assignment or subletting which is permitted hereunder, LANDLORD shall not unreasonably withhold or delay its consent thereto.

         For the purpose of this paragraph, a "subsidiary" or "affiliate" or a "successor" of TENANT shall mean the following:

                  A. An "Affiliate" shall mean any corporation which, directly or indirectly controls or is controlled by or is under common control with TENANT. For this purpose "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities or by contract or otherwise;


                  B. A "subsidiary" shall mean any corporation not less than fifty percent (50%) of whose outstanding stock shall, at the time, be owned directly or indirectly by TENANT;

                  C.       A "successor" of TENANT shall mean:

                  (1) A corporation in which or with which TENANT, its corporate successors, or assigns, is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidation of corporations, provided that by operation of law or by the effective provisions contained in the instruments of merger or consolidation, the liabilities of the corporations participating in such merger or consolidation are assumed by the surviving such merger or created by such consolidation; or

                  (2) A corporation or partnership acquiring this Lease and the term hereby demised and a substantial portion of the property and assets or the stock of TENANT, its corporate successors, or assigns or;

                  (3) A corporate or other entity resulting from a reorganization of TENANT (not a reorganization under the Bankruptcy laws); or

                  (4) A corporate successor to a successor corporation becoming such by of the methods described in (1), (2) or (3), provided that on the completion of such merger, consolidation, acquisition, or assumption, the successor shall have a net worth no less than TENANT's net worth immediately prior to such merger, consolidation acquisition, or assumption.

         Acquisition, reorganization, or assumption by TENANT, its corporate successors or assigns, of a substantial portion of the assets, together with the assumption of all or substantially all of the obligations and liabilities of any corporation, shall be deemed a merger of such corporation into TENANT for the purpose of this paragraph.

         Anything to the contrary notwithstanding, where the consent of the LANDLORD is necessary to a proposed assignment or subletting, TENANT agrees to notify the LANDLORD in writing of the name, address, terms of the proposed sublease or assignment, proposed use, and such other data concerning the assignee or sublessee as TENANT shall have obtained. LANDLORD shall have thirty
(30) days from such notice within which to (a) give its written consent to such assignment or sublease with TENANT remaining fully liable for its obligations under the Lease; (b) acquiesce to such assignment or sublease, but terminate TENANT's obligations under the Lease (provided LANDLORD and assignee or sublessee enter into a new Lease upon the same terms as set forth in the proposed assignment or sublease); or (c) give written notice that it is withholding its consent to the proposed assignment or subletting in accordance with the applicable provisions of this Lease.

         In the event of the transfer and assignment by LANDLORD of its interest in this Lease and/or in the building containing the Leased Premises to a person expressly assuming LANDLORD's obligations under this Lease, LANDLORD shall thereby be released from any further obligations thereunder, and TENANT agrees to look solely to such successor in interest of the LANDLORD for performance of such obligations. Any security given by TENANT to secure performance of TENANT's obligations hereunder may be assigned and transferred by LANDLORD to such successor in interest, and LANDLORD shall thereby be discharged of any further obligation relating thereto.

         6.       CONSTRUCTION, APPLICABLE LAW:

         The words "LANDLORD" and "TENANT" as used herein shall include plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one LANDLORD or TENANT, the obligations imposed hereunder upon the LANDLORD and TENANT shall be joint or several. The section headings or titles in this Lease are not a part hereof and shall have no effect upon the construction of interpretation of any part hereof. This Lease shall be construed and enforced under the laws of the State of Florida. Should any provisions of this Lease be illegal or unenforceable under such laws, it or they shall be considered severable and this Lease and its conditions shall remain in force and be binding upon the parties hereto just as though the illegal or unenforceable provisions had never been included herein.

         7.       PREPARATION OF THE PREMISES: (1)



----------------------------

         (1) OTHER THAN FUMIGATING FOR INSECTS AND PESTS, AS WELL AS REMOVAL FROM THE PREMISES OF ALL UNCONNECTED/UNAFFIXED AND FREE STANDING FURNITURE, LANDLORD SHALL DELIVER THE DEMISED PREMISES TO TENANT IN ITS "AS-IS" CONDITION. TENANT SHALL CONSTRUCT ALL IMPROVEMENTS, AT ITS EXPENSE, IN ACCORDANCE WITH THE TERMS OF RIDER 1 HERETO AND SPACE PLANS AND ARCHITECTURAL DRAWINGS, IF ANY, APPROVED IN ADVANCE BY LANDLORD.

         8.       ACCEPTANCE OF THE PREMISES:

         LANDLORD shall deliver the Premises to TENANT with an operational heating and air conditioning system. TENANT's failure to give written notice to LANDLORD at any time during the thirty (30) day period after TENANT has taken possession of the Demised Premises shall be conclusive evidence that the Demised Premises were in good order and satisfactory condition on the day TENANT took possession. No promise of the LANDLORD to alter, remodel, or improve the Demised Premises and no representation respecting the condition of the Demised Premises have been made by the LANDLORD to the TENANT, unless the same is contained herein or made a part hereof, and the TENANT will make no claim on Account of any representations whatsoever, whether made by any renting agent, broker, officer, or other representatives of LANDLORD or which may be contained in any circular, prospectus, or advertisement relating to the Demised Premises, unless the same is specifically set forth or referenced in this Lease. The LANDLORD agrees that it will promptly correct any of the work to be performed by the LANDLORD under the terms of this Lease which defects, inconsistencies or work are set forth in the above referenced written notice to LANDLORD.

         9.       REPAIRS AND MAINTENANCE:

         The TENANT will, at TENANT's sole cost and expense, keep the Demised Premises in good repair and tenantable condition during the term of this Lease. The repair and maintenance of the whole of the Demised Premises, including without limitation, the nonstructural interior portions of the Demised Premises; including storefronts, windows, doors, floor covering, plumbing, ventilation, heating and air conditioning systems, shall be the sole responsibility of the TENANT at the TENANT's expense.

         The TENANT will, at the termination of this Lease, by lapse of time or otherwise, surrender the Premises in the same condition as when received, reasonable wear and tear excepted, and shall surrender all keys for the Premises to LANDLORD. TENANT shall remove all its trade fixtures leased equipment and any alterations or improvements which LANDLORD requests to be removed before surrendering the Premises as aforesaid and shall repair any damage to the Premises caused thereby. Notwithstanding the foregoing, however, TENANT shall not be required to remove improvements of a permanent nature such as walls, partitions, carpeting and painting, TENANT's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of the Lease.

         The TENANT shall at its own cost and expense, enter into an annual contract for regularly scheduled preventive maintenance and repair, with a licensed maintenance contractor approved by the LANDLORD, for servicing and repair of all heating and air conditioning systems and equipment serving the Premises. Not later than thirty (30) days following the commencement of this Lease and annually thereafter, TENANT shall furnish to LANDLORD a copy of the air conditioning maintenance contract described above and proof that the annual premium for the maintenance has been paid. Notwithstanding the above, TENANT may alternatively maintain the heating and air conditioning systems servicing the Premises through employees of Tenant who are licensed to maintain such systems.

         The service contract must include all services suggested by the equipment manufacturer. The maintenance contractor shall keep a detailed record of all services performed on the Premises and prepare a yearly service report to be furnished to the TENANT and the LANDLORD at the end of each calendar year. The LANDLORD may, but shall not be required to, upon notice to the TENANT, elect to enter into such maintenance/service contract on behalf of the TENANT or perform the work itself, and in either case, charge TENANT therefore, together with a reasonable charge of overhead.

         The LANDLORD agrees to repair and maintain in good order and condition the roof, roof drains, exterior walls, parking lots, landscaping, exterior lighting and the structural integrity of the interior and exterior of the Premises.

         10.      ALTERATIONS:

         TENANT shall make no alterations, additions, installations, improvements, or decorations in or to the Premises without the written consent of LANDLORD, which consent shall be subject to the foregoing and upon such terms and conditions as LANDLORD may require and stipulate in such consent, including without limitations, (a) physical and spatial limitations, (b) governmental approvals, (c) payment, (d) bonding to guarantee the payment of contractor's fees, (e) indemnification, (f) liens, (g) designation of approved contractors and subcontractors and (h) LANDLORD's insurer's requirements. This clause shall not be construed to mean that the LANDLORD shall allow any mechanics' liens upon the Premises based upon work ordered by the TENANT.

         11.      DELAY OR POSSESSION:

         If the LANDLORD is unable to give possession of the Demised Premises on the date stipulated in Paragraph 1 hereof as the commencement of the term hereof, by reason of the LANDLORD not having fully completed construction of the Demised Premises or the holding over of any prior tenant or tenants or for any other reason; an abatement or diminution of the rent to be paid hereunder shall be allowed. TENANT under such circumstances, but nothing herein shall operate to extend the term of this Lease beyond the expiration date; and said abatement in rent shall be in the full extent of LANDLORD's liability to TENANT for any loss or damage to TENANT on account of said delay in obtaining possession of the Premises.

         12.      DESTRUCTION OR DAMAGE:

                  A. In the event that the Demised Premises shall be destroyed or damaged or injured by fire or casualty during the term of this Lease, whereby all or a part thereof shall be rendered untenantable, then the LANDLORD shall have the right, to be exercised by notice to TENANT within thirty (30) days after casualty, to render such premises tenantable by repairs within 90 days therefrom subject to extension for delays faced by LANDLORD due to adjustment of insurance proceeds, labor trouble, governmental controls, so-called acts of God, or any other cause beyond LANDLORD's reasonable control. If said Premises are not rendered tenantable within said time, it shall, be optional with either party hereto to cancel this Lease, by written notice to the other, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty and paid rent refunded. During any time that the Demised Promises are untenantable due to causes set forth in this paragraph, the rent or a just and fair proportion thereof shall be abated.

                  B. If the Demised Premises shall suffer damage to an extent that less than fifteen percent (15%) of the building in which the Demised Premises are located are rendered untenantable, then LANDLORD agrees to proceed promptly and without expense to TENANT to repair the damage and restore the improvement installed by LANDLORD, and TENANT shall be entitled to an abatement of a fair and just portion of the rent and other payment required under this Lease according to TENANT's ability to use the Premises from the date of such damage until said Premises are completely reinstated or restored. If damage to the Demised Premises in excess of $25,000.00 shall occur within the last year of the initial term or the option extension period provided for herein, the obligation of the LANDLORD to restore the Premises shall not arise unless TENANT shall give notice to LANDLORD within thirty (30) days after such damage of its desire to extend the term of this Lease for an additional option term if such option term is still available. Upon such notice, LANDLORD agrees with all due diligence to repair and restore the Demised Premises and the Lease shall continue. Failing such notice to exercise in available option to extend, LANDLORD, at its option, shall have the right to terminate this Lease or to restore the Premises and the Lease shall continue for the remainder of the then unexpired term and any options which are thereafter exercised. TENANT shall be entitled to an abatement of a fair and just portion of the rent and other payments required under this Lease according to the TENANT's ability to use the Premises from the date of such damage until the Premises are completely reinstated and restored.

                  C. No damages, compensation, or claim shall be payable by LANDLORD for inconvenience, loss of business, or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the building pursuant to this paragraph. If the LANDLORD is required to, or exercises its rights to, restore the Premises, then LANDLORD shall use its best efforts not to unreasonably interfere with the TENANT's use and occupancy. Notwithstanding anything to the contrary the LANDLORD shall not be liable for damages or claims if it is unable to obtain insurance.

                  D. Notwithstanding any of the provisions of the foregoing, if the LANDLORD or the holder of any superior mortgage, as defined hereafter is unable to collect all of the insurance proceeds, if any, applicable to the damage or destruction of the Demised Premises or of the building by fire or some other casualty or cause, by reason of some action or inaction on the part of the TENANT, its agents, employees, or contractors then without prejudice to any other of LANDLORD's remedies available against TENANT, there shall be no abatement of the rent due from TENANT to the extent of the uncollected insurance proceeds, if any.

                  E. LANDLORD will not carry separate insurance of any kind covering TENANT's property. Except by reason of LANDLORD's breach of any of its obligations hereunder or by operation of law the LANDLORD shall not be liable for the repair of any damage or the replacement of TENANT's property.

         13.      DEFAULT: LANDLORD'S REMEDIES:

         All rights and remedies of the LANDLORD herein enumerated shall be cumulative, and none shall exclude another or any other right or remedy provided by law.

         A. If TENANT or any guarantor of this Lease shall become bankrupt or insolvent or unable to pay its debts as such become due, or file any debtor proceedings or if TENANT or any guarantor shall take or have taken against either party in any court pursuant to any statute either of the United States or of any State, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of TENANT's or any such guarantor's property, or if TENANT or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, then this Lease shall terminate and LANDLORD, in addition to any other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the leased Promises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of TENANT, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

         B. If the TENANT defaults in the payment of rent or in the prompt and full performance of any provisions of this Lease, or if the leasehold interest or the TENANT's business or fixtures of TENANT are levied upon under execution or attached by process of law, or if the TENANT makes an assignment for the benefit of creditors, or the TENANT abandons the Premises, then and in any such event the LANDLORD may, if the LANDLORD so elects, but not otherwise, and after three (3) days written notice thereof to TENANT, forthwith terminate this Lease and the TENANT's right to possession of the Demised Premises, or terminate only TENANT's right to possession hereunder.

         C. Upon any termination of this Lease, whether by lapse of time or otherwise, the TENANT shall surrender possession and vacate the Premises immediately, and deliver possession thereof to the LANDLORD, and hereby grants to the LANDLORD full and free license to enter into and upon the Premises in such event with or without process of law and to expel or remove the TENANT and any others who may be occupying or within the Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, and without relinquishing the LANDLORD's rights to rent or any other right given to LANDLORD hereunder or by operation of law. The TENANT expressly waives the service of any demand for the payment of rent or for possession and the service of any notice of the LANDLORD'S election to terminate this Lease or to re-enter the Premises, except as provided for in subparagraph (B) of this paragraph, and agree that the simple breach of any covenants or provisions of this Lease by the TENANT shall, of itself, without the service of any notice or demand whatsoever, constitute an urdawful detainer by TENANT of the Premises within the meaning of the Statutes of the State of Florida.

         D. If the TENANT abandons the Premises or otherwise entitles the LANDLORD so to elect and the LANDLORD does elect to terminate the TENANT's right to possession only, without terminating the Lease, the LANDLORD may, at the LANDLORD's option, enter into the Premises, remove the TENANT's signs and other evidence of tenancy, and take and hold possession thereof without such entry and possession terminating the Lease or releasing the TENANT, in whole or in part from the TENANT's obligation to pay the rent hereunder for the full term, and in any such case the TENANT shall pay forthwith to the LANDLORD, a sum equal to the entire amount of the rent reserved under Paragraph 2 of this Lease for the residue of the stated term plus any other sums then due hereunder. Upon and after entry into possession without termination of the Lease, the LANDLORD may, but need not, relet the Premises or any part thereof for the account of the TENANT to any person, firm, or corporation other than the TENANT for such rent, for such time, and upon such terms as the LANDLORD in the LANDLORD's sole discretion shall determine; and the LANDLORD shall not be required to accept any tenant offered by the TENANT. In any such case, the LANDLORD may make repairs, alterations, and additions in or to the Premises and redecorate the same to the extent deemed by the LANDLORD necessary or desirable, and the TENANT shall, upon demand, pay the cost thereof, together with the LANDLORD's expenses of the reletting. If the consideration collected by the LANDLORD upon any such reletting for the TENANT's account is not sufficient to pay monthly the full amount of the rent reserved in this Lease, together with the costs of repairs, alterations, additions, redecorating, and the LANDLORD's expenses, the TENANT shall pay to the LANDLORD the amount of each monthly deficiency upon demand; and if the consideration so collected from any such reletting is more than sufficient to pay the full amount of the rent reserved herein, together with the costs and expenses of the LANDLORD, the LANDLORD, at the end of stated term of the Lease, shall account for the surplus to the TENANT.

         E. TENANT hereby irrevocably appoints LANDLORD as agent and attorney-in-fact of TENANT, to enter upon the Premises in the event of default by TENANT, and to remove any and all furniture and personal property whatsoever situated upon the premises. Any and all property which may be removed from the Premises by the LANDLORD pursuant to the authority of this Lease or of law, to which the TENANT is or may be entitled, may be handled, removed, or stored by LANDLORD at the risk, cost, and expense of TENANT and LANDLORD shall in no event be responsible for the value, preservation's or safekeeping thereof. TENANT shall pay to LANDLORD, upon demand, all expenses incurred in such removal and all storage charges against such property so long as the same shall be in LANDLORD's possession or under LANDLORD's control. LANDLORD may place such property after it has been stored for a period of ninety (90) days or more, LANDLORD may sell any or all of such property in such manner and at such times and places as LANDLORD in its sole discretion may deem proper, without notice to or demand, upon TENANT for the payment of any part of such charges or the removal of any of such property and shall apply the proceeds of such sale first to the cost of expenses of such sale, including reasonable attorneys' fees; second, to the payment of the costs and charges of storing any property; third, to the payment of any other sum of money which may then or thereafter be due to LANDLORD from TENANT under any of the terms hereof; and fourth, the balance, if any, to TENANT. The removal and storage of TENANT's property as above provided shall not constitute a waiver of LANDLORD's lien thereon.

         F. TENANT shall pay upon demand all of LANDLORD's costs, charges, and expenses, including the fees of counsel, agents; and others retained by LANDLORD, incurred in enforcing TENANT's obligations hereunder or incurred by LANDLORD in any litigation, negotiations, or transaction in which TENANT causes LANDLORD, without LANDLORD's fault, to become involved or concerned. Attorneys' fees shall be awardable for all phases of litigation, trial, as well as appellate. To perfect and assist in the implementation of certain of LANDLORD's rights in and to the TENANT's personal property, TENANT hereby pledges and assigns to LANDLORD and grants unto LANDLORD a lien upon all furniture, fixtures, goods, and chattels of TENANT which shall or may be brought or put on the Premises as further security for the faithful performance of the terms, provisions, conditions, and covenants of this Lease, and TENANT specifically agrees that said lien may be enforced by distress, foreclosure, or otherwise at the election of the LANDLORD. TENANT hereby expressly waives and renounces for himself and family, any and all homestead and exemption right he may have now or hereafter, under or by virtue of the Constitution or laws of the State of Florida, or of any ether State, or of the United States, as against the payment of rent, Additional Rent, or any other charges payable by TENANT hereunder or any other obligation or damage that may accrue under the terms of the Agreement.

         14.      ADDITIONAL RENT:

                  A.       Definitions:

         "Phase" means all of Phase I of West Bay Corporate Center. "Project" means West Bay Corporate Center.

         "TENANT'S Phase Share" means the proportion that the square footage of the Demised Premises bears to the total square footage of the rentable area in the Phase. For calculation purposes, TENANT's Proportional Phase Share is fifty percent (50%).

         "TENANT's Project Share" means the proportion that the square footage of the Demised Premises bears to the Phase, multiplied by one-third.

         "TENANT's Share" shall, in reference to any item which applies to the entire Project, mean TENANT's Project Share and, as to any item for which there is a separate meter or bill for the Phase (i.e., water and sewer fees), shall mean TENANT's Phase Share.

                  B. In addition to the Base Rent and adjustments thereto, TENANT shall pay to LANDLORD as Additional Rent, Tenant's Share of all taxes, assessments, insurance premiums, utility services, operating expenses, maintenance charges, and any other charges, costs, and expenses which arise from the ownership, occupancy or use of the Parcel, or any part thereof.

         The TENANT's prorated share of these Additional Assessments shall be calculated by multiplying the cost of these items to the LANDLORD by the TENANT's Percentage as set forth in Section (A) hereof.

         The TENANT agrees to pay the Additional Assessments, as set forth above, in monthly payments in advance during the Term of this Lease, as may be estimated by the LANDLORD. At the end of each calendar year, the LANDLORD shall advise the TENANT of the actual TENANT's share of the Additional Assessments payable for such calendar year as computed based upon the cost thereof to the LANDLORD. If there shall have been an underpayment by the TENANT, the TENANT shall pay the difference within ten ( 10) days; if there shall have been an overpayment by the TENANT, the TENANT shall be given a credit towards the next clue payment of its share of the Additional Assessment.

         At the end of each calendar year, the TENANT shall have the right to require LANDLORD to substantiate, by written itemization, LANDLORD's computation of TENANT's Additional Assessments. LANDLORD shall furnish such an itemization to TENANT within thirty (30) days from receipt of TENANT's written request for such itemization.

         15.      SUBORDINATION:

         This Lease, and all rights of TENANT hereunder, are and shall be subject and subordinate to all ground leases, overriding leases, and underlying leases affecting the Demised Promises now or hereafter existing and to all mortgages which may now or hereafter affect the Demised Premises and to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements, and extensions of such leases and mortgages and spreaders and consolidations of such mortgages (which leases and mortgages are sometimes collectively referred to herein for convenience is the "Superior Lease" and "Superior Mortgage"). This paragraph shall be self-operative and no further instrument of subordination shall be required to make it effective; however, TENANT shall promptly execute and deliver any instrument reasonably requested to evidence such subordination.

         A. TENANT agrees that in the event of any act or omission by the LANDLORD which would give TENANT the right to terminate this Lease, or to claim a partial or total eviction, TENANT shall not exercise any such right until it has notified in writing the holder of any such mortgage which at the time shall be a lien on the Demised Premises or the ground lessor, if any, of such act or omission

         B. If the ground lessor of any such Lease or the holder of any such mortgage shall succeed to the rights of LANDLORD under this Lease, then at the request of such party of succeeding to LANDLORD's rights and upon such successor's written agreement to accept TENANT's attornment, TENANT shall attorn to such successor LANDLORD and will execute such instruments as may be necessary or appropriate to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as, or as if it were a direct Lease between the successor LANDLORD and TENANT upon all the terms, conditions, and covenants as are set forth in this Lease and shall be applicable after such attornment except that the successor LANDLORD shall not
(i) be liable for any previous act or omission of LANDLORD under this Lease;
(ii) be subject to any offset, not expressly provided for in this Lease, which shall have theretofore accrued to TENANT against LANDLORD, and (iii) be bound by any previous modification of this Lease, not expressly provided for in this Lease, or by any previous prepayment of more than one month's fixed rent unless such modification or prepayment shall have been expressly approved in writing by such LANDLORD or such holder through or by reason of which the successor LANDLORD shall have succeeded to the rights of LANDLORD under this Lease.

         C. TENANT shall deliver to LANDLORD or to its mortgagee or auditors, or prospective purchaser of the owner of the fee, when requested by LANDLORD, a certificate to the effect that this Lease is in full force and that LANDLORD is not in default therein, or stating specifically any exceptions thereto. Failure to give such a certificate within ten (10) business days after written request shall be conclusive evidence that the Lease is in full force and effect and LANDLORD is not in default and in such event, TENANT shall be estopped from asserting any defaults known to TENANT at that time.

         16.      INDEMNIFICATIONS:

         Neither LANDLORD nor any agent or employee of LANDLORD shall be liable to TENANT for any injury or damage to TENANT or to any other person or for any damage to, or loss (by other person, irrespective of the cause of such injury, damage, or loss), unless caused by or due to the negligence of LANDLORD, its agents, or employees without contributory negligence of TENANT, its agents or employees, subject to the comparative negligence doctrine, it being understood that no property, other than such as might normally be brought upon or kept in the Premises as an incident to the reasonable use of the Premises for the purposes herein permitted, will be brought upon or be kept in the Premises.

         TENANT shall indemnify and save harmless LANDLORD and its agents against and from (a) any and all claims (i) arising from (x) the conduct or management of the Demised Premises or of any business therein, or (y) any work or thing whatsoever done, or any condition created or permitted to exist (other than by LANDLORD for LANDLORD's or TENANT's account) in or about the Demised Premises during the term of this Lease, or during the period of time, if any, prior to the commencement of the term hereof that TENANT may have been given access to the Demised Premises, or (ii) arising from any negligent or otherwise wrongful act or omission of TENANT or any of its subtenants or its or their employees, agents, or contractors; and (b) all costs, expenses, and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. Notwithstanding anything contained herein to the contrary, in no event shall Tenant be obligated to indemnify Landlord under this Section 16 from claims arising from the gross negligence or wilful misconduct of Landlord, its employees and representatives. In case any action or proceeding be brought against LANDLORD, TENANT shall resist and defend such action or proceeding.

         17.      INSURANCE:

         TENANT shall carry public liability insurance, in amounts of $500,000.00 in respect of injuries to any one person, and $1,000,000.00 in respect of any one accident or disaster, with companies and on forms acceptable to LANDLORD, naming both LANDLORD and TENANT as parties insured thereby, insuring the parties against any such claim. All such policies of insurance shall provide for not less than thirty (30) days notice to LANDLORD as a condition precedent to cancellation. Such policy shall be delivered to LANDLORD. TENANT shall provide LANDLORD with evidence of payment of renewal premiums or replacement of policy and payment of renewal premiums or replacement of policy and payment of premiums not later than thirty (30) days prior to the expiration of any such policy. The public liability policy shall include Premises and operations.

         18.      WAIVER:

         The failure of either the LANDLORD or TENANT to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any right or election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such or more obligations of this Lease or of the right to exercise such election, but the same shall both continue and remain in full force and effect with respect to any subsequent breach, act, or omission.

         19.      BROKER(S):

         The brokers in this transaction (are) McCoy Realty Group and Equis, who shall be paid their respective commissions by LANDLORD pursuant to separate written agreements. TENANT covenants, warrants, and represents that no other broker was instrumental in consummating this Lease, and that no conversations or negotiations were had with any other broker concerning the renting of the Demised Premises or rental space at West Bay Corporate Center. TENANT agrees to hold LANDLORD harmless from any and all claims, and agrees to defend at its own expense, any and all claims for brokerage commission asserted by third parties other than the broker(s) stated above.

         20.      NOTICES:

         Any notice, statement, demand, or other communication required or permitted to be given or made by either party to the other, pursuant to this Lease or pursuant to any applicable law, shall be deemed to have been properly given and made if sent by registered or certified mail, return receipt requested, addressed to the other party at the address hereinabove set forth or at such other address as may hereafter be designated by either party by notice to the other and shall be deemed to have been given or made on the day so mailed. Either party may, by notice given as aforesaid, designate a different address or addresses for notices, statements, demands, or other communications intended for it.

      For LANDLORD:                                For TENANT:

      McCoy Realty Group                           Bill Andre
      4175 East Bay Drive Suite 100                Jabil Circuit, Inc.
      Clearwater, Florida 34624                    10800 Roosevelt Blvd.
      Attn: Joseph T.Robinson                      St.Petersburg,Florida 33716

      with a copy to:                              with a copy to:

      Teachers Insurance and Annuity Association   Robert Paver, Esq.
      730 Third Avenue                             General Counsel Jabil Circuit, Inc.
      New York, NY 10017                           10800 Roosevelt Blvd.
      Attn: Mr. David Bengel                       St. Petersburg, Florida 33716











         21.      RULES AND REGULATIONS:

         It is mutually agreed that all the rules and regulations included with this instrument attached hereto marked as Exhibit "B" shall be and are hereby made a part of this Lease, and TENANT covenants and agrees that it and its employees, servants, and agents will at all times observe, perform, and abide by said rules and regulations as they exist and as they may be amended hereafter from time to time.

         22.      LIENS:

         Nothing contained in this Lease shall be construed as a consent on the part of LANDLORD to subject the estate of LANDLORD to liability under the Construction Lien Law of the State of Florida, it being expressly understood that the LANDLORD's estate shall not be subject to such liability. TENANT shall strictly comply with the Construction Lien Law of the State of Florida as set forth in Chapter 713, Florida Statutes. TENANT agrees to obtain and deliver to LANDLORD prior to the commencement of any work or Alteration or the delivery of any materials, written and unconditional waivers of contractors' liens with respect to the Premises or the Building for work, service or materials to be furnished at the request or for the benefit of TENANT to the Premises. Such waivers shall be signed by all architects, engineers, designers, contractors, subcontractors, materialmen and laborers to become involved in such work. Notwithstanding the foregoing, TENANT at its expense shall cause any lien filed against the Premises or the Building for work, services or materials claimed to have been furnished to or for the benefit of TENANT to be satisfied or transferred to bond within ten (10) days after TENANT's having received notice thereof. In the event that TENANT fails to satisfy or transfer to bond such claim of lien within said ten (10) day period, LANDLORD may do so and thereafter charge TENANT as Additional Rent, all costs incurred by LANDLORD in connection with the satisfaction or transfer of such claim, including attorneys fees and an administrative charge not exceeding fifteen percent (15%) of all sums incurred by LANDLORD in the satisfaction or transfer of such claim. Further, TENANT agrees to indemnify, defend, and save the LANDLORD harmless from and against any damage to and loss incurred by LANDLORD as a result of any such contractor's claim of lien. If so requested by LANDLORD, TENANT shall execute a short form or memorandum of this Lease, which may, in LANDLORD's sole discretion be recorded in the Public Records of Pinellas County for the purpose of protecting LANDLORD's estate from contractors' Claims of Lien, as provided in Chapter 713.10, Florida Statutes.
In the event such short form or memorandum of this Lease is executed, TENANT shall simultaneously execute and deliver to LANDLORD an instrument in recordable form terminating TENANT's interest in the real property upon which the Premises are located, which instrument may be recorded by LANDLORD at the expiration or earlier termination of the term of this Lease. The security deposit paid by TENANT may be used by LANDLORD for the satisfaction or transfer of any Contractor's Claim of Lien, as provided in this Section. This Section shall survive the termination of this Lease.

         23.      TRANSFER BY LANDLORD:

         In the event that the interest or estate of LANDLORD in the Premises shall terminate by operation of law or by bona fide sale of the Premises or by execution or foreclosure sale, or for any other reason, then and in any such event LANDLORD shall be released and relieved from all future liability and responsibility as to obligations to be performed by LANDLORD hereunder or otherwise. A voluntary conveyance of the Demised Premises shall not terminate this Lease and LANDLORD's successor, by TENANT tendering payment of rent hereunder to such successor, shall become liable and responsible to TENANT in respect to all such obligations of LANDLORD under this Lease.

         This Lease may be assigned by the LANDLORD, in which case, the TENANT, upon request by the LANDLORD, and to the extent it is able, shall issue a letter stating that the Lease is in full force and effect and that there are no set-offs or claims or other defenses to rent.

         24.      CONDEMNATION:

         In the event any portion of the Demised Premises is taken by any condemnation or eminent domain proceeding or should the Demised Premises be conveyed in lieu of such a taking and this Lease continues in force as to any part of the Demised Premises, as hereinafter provided, the base monthly rental herein specified to be paid shall be ratably reduced according to the area of the Demised Premises which is actually taken, as of the date of such taking and TENANT shall be entitled to no other consideration by reason of such a taking and any damages whatsoever suffered by TENANT and occasioned by such taking shall not entitle TENANT to share to any extent in any and all income, rent, awards, or any interest therein whatsoever which may be made in connection with such a taking and TENANT does hereby relinquish and assign to LANDLORD all TENANT'S rights and equities in and to any such income, rent, awards, or any interest therein.

         In the event of a partial taking of the building, either by condemnation, eminent domain, or conveyance in lieu thereof, LANDLORD may elect to terminate this Lease if the remaining area of the building shall not be reasonably sufficient for LANDLORD to continue feasible and economical operation of the remaining portion of the building, in the LANDLORD's sole discretion. Upon the giving of such notice this Lease shall terminate on the date of service of such notice, and the rents apportioned to the part of the Demised Premises so taken shall be prorated and adjusted as of the date of the taking and the rents apportioned to the remainder of the Demised Premises shall be prorated and adjusted as of such termination date.

         Should all the Demised Premises be so taken, this Lease shall terminate as of the date of such a taking and in the event TENANT shall be entitled to no damages or any consideration by reason of such taking, except the cancellation and termination of this Lease as of the date of said taking.

         25.      PEACEFUL POSSESSION:

         LANDLORD warrants and represents that it is the owner of the Demised Premises and has full right, power, and authority to enter into this Lease Agreement. So long as TENANT pays all of the fixed rent and Additional Rent and charges due hereunder and performs all of TENANT s other obligations hereunder, TENANT shall peaceably and quietly have, hold, and enjoy the Demised Premises throughout the term of this Lease, without interference or hindrance by LANDLORD or any person claiming by, through, or under LANDLORD.

         26.      ACCESS, CHANGES IN BUILDING FACILITIES NAME:

         Except for the inside surfaces of all walls, windows, and doors bounding the Demised Premises, all of the building, including exterior building walls, core corridor walls and doors, and any core corridor entrance, any terraces or roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric, or other utilities, sinks, or other building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, decoration, and repair, are reserved to LANDLORD.

         TENANT shall permit LANDLORD to install, use and maintain pipes, ducts, and conduits within the demising walls, bearing columns, and ceilings of the Demised Premises. LANDLORD shall be responsible for repairing, at its own expense, any damages caused by such installation or maintenance.

         LANDLORD or LANDLORD's agents shall have the right, upon request, to enter and/or pass through the Demised Premises or any part thereof, at reasonable times during reasonable hours (i) to examine the Demised Premises and to show them to the fee owners, holders of superior mortgages, or prospective purchasers, mortgagees of lessees of the building as an entirety, and (ii) for the purpose of making such repairs or changes or doing such repainting in or to the Demised Premises or in or to the building or its facilities as may be provided for by this Lease or as may be mutually agreed upon by the parties or as LANDLORD may be required to make by law or in order to repair and maintain the building or its fixtures or facilities. LANDLORD shall be allowed to take all materials into and upon the Demised Premises that may be required for such repairs, changes, repainting, or maintenance. LANDLORD shall also have the right to enter on and/or pass through the Demised Premises, or any part thereof, at such times as such entry shall be required by circumstances of emergency affecting the Demised Premises or the building.

         During the period commencing six (6) months prior to the end of the term hereof, LANDLORD may exhibit the Demised Premises to prospective tenants at reasonable times and during reasonable hours upon advance and proper notification to TENANT.

         LANDLORD reserves the right, at any time after completion of the building, to make such reasonable changes in or to the building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators, and stairways thereof, as it may deem necessary or desirable.

         LANDLORD may adopt any name for the building. LANDLORD reserves the right to change the name or address of the building at any time.

         27.      SURRENDER, HOLDING OVER:

         On the last day of the term of this Lease, or upon any earlier termination of this Lease, or upon any re-entry by LANDLORD upon the Demised Premises, TENANT shall peaceably and without notice of any sort, quit and surrender the Demised Premises to LANDLORD in good order, condition, and repair, except for ordinary wear and tear and such damage or destruction as LANDLORD is required to repair or restore under the terms of this Lease, and TENANT shall remove all of TENANT's property therefrom.

TENANT specifically agrees that in the event TENANT retains possession and does not so quit and Surrender the Demised Premises to LANDLORD, then TENANT shall pay LANDLORD (i) all damages that LANDLORD may suffer on account of TENANT's failure to so surrender and quit the Demised Premises, including but not limited to any and all claims made by succeeding tenant of the Demised Premises against LANDLORD based on delay of LANDLORD in delivering possession of the Demised Premises to said succeeding tenant to the extent such delay is occasioned by the failure of TENANT to so quit and surrender said Premises, and
(ii) rent for each month or any applicable portion of a month of such holding over at twice the amount payable for the month immediately preceding the termination of this Lease, during the time the TENANT thus remains in possession. The provisions of this paragraph do not waive any of the LANDLORD's rights of re-entry or any other right under the terms of this lease or the laws of Florida. If TENANT shall fail to surrender the Premises as herein provided, no new tenancy shall be created and TENANT shall be guilty of unlawful detainer. No surrender of this Lease or of the Premises shall be binding on the LANDLORD unless acknowledged by LANDLORD in writing.

         28.      UTILITIES:

         The TENANT agrees to pay promptly for all utilities used and consumed on the Premises which are separately metered to the Demised Premises. TENANT agrees that TENANT will pay its proportionate TENANT's Share (as defined in Paragraph 14 above) of the electric, water, and sewage bills which are not separately metered. If the TENANT uses water and sewage or extraordinary electrical power for commercial purpose, a separate meter will be installed at TENANT's expenses and TENANT will pay separately for such electric, water, and sewage services. In this context, water and sewage for commercial purposes shall mean that the TENANT is utilizing the water, sewer, and electric power for the purpose of production of a product for the preparation of a product for shipping or the integration of the use of water and the disposition of the sewage in connection with a business as opposed to the usage for light and for the benefit of employees, bathroom facilities, and the like.

         29.      SECURITY SYSTEMS:

         The LANDLORD, at its sole discretion, determination, and option may enter into a contract or otherwise provide or make arrangement for the providing of a security system which may include security guards and/or electronic devices and/or a security guard gate and gate house. In the event that the LANDLORD elects to obtain such security system or systems, then the TENANT shall pay its proportionate share of the expense. The TENANT's proportionate share of the expense shall be determined by taking the total square footage of the TENANT's Demised Premises as a numerator and dividing that by the total square footage of the rentable area in the building served by that security system as the denominator, and then multiplying that by the annual cost of the service or system. The TENANT shall pay its proportionate share on a monthly basis together with its rental payment.

         The LANDLORD shall in no way be responsible for the performance of the obligations of the security guards, and the TENANT hereby releases the LANDLORD from any claims of any nature whatsoever in connection with the furnishing of security guard services. The TENANT further acknowledges that should said services be provided on a negligent basis, that its sole and exclusive remedy shall be to seek recovery against the security service company.

         Notwithstanding the above, TENANT shall have the right, subject to LANDLORD's prior written approval, to install a security system for the Premises at Tenant's sole cost; LANDLORD, however, will be provided access to the Premises as otherwise herein provided notwithstanding such security system. TENANT shall be permitted to remove the security system which it installs so long as such removal does not cause damage to the Premises.

         30.      COMMON AREAS:

         With the exception of the use of the parking lot for the parking of vehicles and walking to and from the Demised Premises, the TENANT, the TENANT's employees, guests, and invitees shall not use the parking lot and areas not contained within the Demised Premises.

         31.      RELOCATION OF TENANT:

         {Intentionally Deleted]

         32.      LANDLORD'S LIABILITY:

         TENANT shall look solely to the estate and property of LANDLORD in the land and building improvements comprising the Building for the collection of any judgment, or in connection with any other judicial process, requiring the payment of money by LANDLORD in the event of any default by LANDLORD with respect to any of the terms, covenants and conditions of this Lease to be observed and performed by LANDLORD, and no other property or estates of LANDLORD shall be subject to levy, execution or other enforcement procedures for the satisfaction of TENANT's remedies and rights under this Lease. The word "LANDLORD" as used in this Lease shall mean only the owner from time to time of LANDLORD's interest in this Lease, the event of any assignment of LANDLORD's interest in this lease, the assignor shall not longer be liable for the performance or observation of any agreements or conditions on the part of LANDLORD to be performed or observed.

         33.      SIGNS:

         The TENANT must, prior to installing a sign, receive LANDLORD's prior written approval of the proposed sign. The TENANT will submit a "permit ready" set of sign plans for LANDLORD's approval. Notwithstanding the fact that LANDLORD shall have approved the plans the TENANT must comply with all applicable governmental rules and laws concerning signs and their installation. In no event will a sign be approved by LANDLORD which does not comply with the standard attached hereto.

         34.      PARKING:

         LANDLORD shall provide non-exclusive parking for the benefit of TENANT, its employees, customers, and visitors and for the benefit of tenants in the project or in such configuration as the LANDLORD shall determine in its discretion. Parking provided by LANDLORD to TENANT will be based upon two (2) parking spaces per one thousand square feet leased (Demised Premises) by TENANT. Landlord shall not be liable for any loss, damage, theft or injury occurring to person or property within the parking areas of the Building Common Areas.

         35.      CONFIDENTIALITY:

         TENANT will maintain the confidentiality of this Lease and will not divulge the economic or other terms of this Lease, whether verbally or in writing, to any person, other than TENANT's officers, directors, partners or shareholders, TENANT's attorneys, accountants and other professional consultants, any governmental agencies; and pursuant to subpoena or other legal process.

         36.      REQUIREMENTS OF LAW; HAZARDOUS MATERIALS.

         TENANT shall not do, and shall not permit persons within TENANT's control to do, any act or thing in or upon the Premises which will invalidate or be in conflict with the certificate of occupancy for the Premises or violate any other zoning ordinances, and rules and regulations of governmental or quasi-governmental authorities having jurisdiction over the Premises (the "Requirements"). TENANT shall, at TENANT's sole cost and expense, take all action, including any required Alterations necessary to comply with all Requirements (including, but not limited to, applicable terms of the Pinellas County Building Code and the Americans With Disabilities Act of 1990 (the "ADA"), each as modified and supplemented from time to time) which shall impose any violation, order or duty upon LANDLORD or TENANT arising from, or in connection with, the Premises, TENANT's occupancy, use or manner of use of the Premises (including, without limitation, any occupancy, use or manner of use that constitutes a "place of public accommodation" under the ADA), or any installations in the Premises, or required by reason of a breach of any of TENANT's covenants or agreements under this Lease, whether or not such Requirements shall now be in effect or hereafter enacted or issued, and whether or not any work required shall be ordinary or extraordinary or foreseen or unforeseen at the date hereof. Notwithstanding the preceding sentence, TENANT shall not be obligated to perform any Alterations necessary to comply with any Requirements, unless compliance shall be required by reason of (i) any cause or condition arising out of any Alterations or installations in the Premises (whether made by TENANT or by LANDLORD on behalf of TENANT), or (ii) TENANT's particular use, manner of use or occupancy on behalf of TENANT of the Premises, or (iii) any breach of any of TENANT's covenants or agreements under this Lease, or (iv) any wrongful act or omission by TENANT or persons within TENANT's control, or (v) TENANT's use or manner of use or occupancy of the Premises as a "place of public accommodation" within the meaning of the ADA.

         TENANT covenants and agrees that TENANT shall, at TENANT's sole cost and expense, comply at all times with all Requirements governing the use, generation, storage, treatment and/or disposal of any "Hazardous Materials" (which term shall mean any biologically or chemically active or other toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCBs, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. S.S. 9601 et seq., and as hazardous wastes under the Resource Conservation and Recovery Act, 42 U.S.C. S.S. 6010, et seq., any chemical substance or mixture regulated under the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. S.S. 2601, et seq., any "toxic pollutant" under the Clean Water Act, 33 U.S.C. S.S. 466 et seq., as amended, any hazardous air pollutant under the Clean Air Act, 42 U.S.C. S.S. 7401 et seq., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. S.S. 1802, et seq., and any hazardous or toxic substances or pollutant regulated under any other Requirements). TENANT shall agree to execute, from time to time, at LANDLORD's request, affidavits, representations and the like concerning TENANT's best knowledge and belief regarding the presence of Hazardous Materials in, on, under or about the Premises or the land on which the Premises is located. TENANT shall indemnify and hold LANDLORD and LANDLORD's agents harmless from and against any loss, cost, damage, liability or expense (including attorneys' fees and disbursements) arising by reason of any clean up, removal, remediation, detoxification action or any other activity required or recommended of LANDLORD or any of LANDLORD's agents by any Governmental Authority by reason of the presence in or about the Premises of any Hazardous Materials, as a result of or in connection with the act or omission of TENANT or persons within TENANT's control or the breach of this Lease by TENANT or persons within TENANT's control. The foregoing covenants and indemnity shall survive the expiration or any termination of this Lease.

         If TENANT shall receive notice of any violation of, or defaults under, any Requirements, liens or other encumbrances applicable to the Premises, TENANT shall give prompt notice thereof to LANDLORD.

         If any governmental license or permit shall be required for the proper and lawful conduct of TENANT's business and if the failure to secure such license or permit would, in any way, affect LANDLORD or the Premises, then TENANT, at TENANT's expense, shall promptly procure and thereafter maintain, submit for inspection by LANDLORD, and at all times comply with the terms and conditions of, each such license or permit.

         37.      RADON GAS:

         Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         38.      ENTIRE AGREEMENT:

         This Lease along with the attached Exhibits contain the entire agreement between the parties hereto and all previous negotiations leading hereto and it may be modified only by an agreement in writing signed and sealed by the LANDLORD and TENANT.

         39.      EFFECT OF DELIVERY OF THIS LEASE:

         LANDLORD has delivered a copy of this Lease to TENANT for TENANT's review only and the delivery hereof does not constitute an offer to TENANT or an option to lease the Premises. This Lease shall not be effective until a copy executed by both LANDLORD and TENANT is delivered to TENANT.

         40.      WAIVERS BY TENANT:

         TENANT expressly waives all of the following: (a) the requirement under Chapter 83.12 of the Florida Statutes that the plaintiff in his distress for rent action file a bond payable to the tenant in at least double the sum demanded by the plaintiff; it being understood that no bond shall be required in any such action; (b) the right of TENANT under Chapter 83.14 of the Florida Statutes to replevy distrained property; and (c) any rights it may have in the selection of venue in the event of suit by or against LANDLORD, it being understood that the venue of such suit shall be in Pinellas County, Florida.

         41.      WAIVER OF JURY TRIAL:

         LANDLORD and TENANT shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of LANDLORD and TENANT, TENANT's use or occupancy of the Premises, whether during or after the Term, or for the enforcement of any remedy under any statute, emergency or otherwise. If LANDLORD shall commence any summary procedure against TENANT, TENANT will not interpose any counterclaim of whatever nature or description in any such procedure (unless failure to impose such counterclaim would preclude TENANT from asserting in a separate action the claim which is the subject of such counterclaim), and will not seek to consolidate such procedure with any other action which may have been or will be brought in any other court by TENANT or LANDLORD.

         IN WITNESS WHEREOF, the LANDLORD and TENANT have duly signed and executed these presents at Pinellas County, on this 30th day of October, 1997.


Signed, Sealed And Delivered            "LANDLORD"
In the Presence Of:                     TEACHERS INSURANCE AND ANNUITY
                                        ASSOCIATION

/s/                                     By: /s/ Harry St. Clair
---------------------------------          ------------------------------------
                                               Harry St. Clair
                                        Title: Assistant Secretary
---------------------------------              --------------------------------



                                        "TENANT"
                                        JABIL CIRCUIT, INC., a Delaware
                                          corporation

/s/ Simone M. Butts                     By: /s/ Wesley Edwards
---------------------------------          ------------------------------------
                                                Wesley Edwards
                                        Title:  Senior Vice President
---------------------------------               -------------------------------

[SEAL]

        SIMONE M. BUTTS
MY COMMISSION #CC647541 EXPIRES
        AUGUST 1, 2001
BONDED THRU TROY FAIN INSURANCE, INC.

                                  EXHIBIT "A"


                                  [FLOORPLAN]


PHASE I BUILDING

Phase I
9400 International Court
St. Petersburg, Florida

WESTBAY CORPORATION CENTER

                                  EXHIBIT "B"

                             RULES AND REGULATIONS

(1) The sidewalks, entrances, passages, courts, vestibules, or stairways shall not be obstructed or encumbered by any TENANT or used for any purpose other than ingress and egress to and from the demised premises.

(2) No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the LANDLORD and the City of St. Petersburg.

(3) No sign, advertisement, notice, or other letting shall be exhibited, inscribed, painted, or affixed by any TENANT on any part of the outside or inside of the demised premises or building without the prior written consent of the LANDLORD and the City of St. Petersburg. In the event of the violation of the foregoing by any TENANT, the LANDLORD may remove same without any liability, and charge the expense incurred by such removal to the TENANT or TENANTS violating this rule.

(4) The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways, and other public places in the building shall not be covered or obstructed by any TENANT, nor shall any bottles, parcels, or other articles be placed on the window sills.

(5) The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damage resulting from any misuse of the fixture shall be borne by the TENANT who, or whose servants, employees, agents, visitors, or licensees shall have caused the same.

(6) No TENANT shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of the LANDLORD and as it may direct.

(7) No TENANT shall make, or permit to be made, any unseemingly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises of those having business with them, whether by the use of any musical instruments, radio talking machine, unmusical noise, whistling, singing, or in any other way. No TENANT shall throw anything out of the doors, windows, or skylights, or down the passageways.

(8) No additional locks or bolts of any kind shall be placed upon any of the doors or windows by TENANT, nor shall any change be made in existing locks or the mechanism thereof unless copies of such keys or access cards shall be furnished to LANDLORD within ten (10) days of being changed by TENANT. Each Tenant must, upon the termination of his tenancy, restore to the LANDLORD all keys of offices and toilet rooms, either furnished to, or otherwise procured by, such TENANT, and in the event of the loss of any keys so furnished, such TENANT shall pay to the LANDLORD the cost thereof.

(9) No TENANT shall occupy or permit any portion of the premises demised to him to be used for the possession, storage, manufacture, or sale of liquor. No TENANT shall engage or pay any employees of the demised promises, except those actually working for such TENANT on said premises nor advertise for day laborers giving an address at said premises.

(10) The premises shall not be used for gambling, lodging, or sleeping or for any immoral or illegal purpose.

(11) The requirements of TENANTS will be attended to only upon application at the office of the building. Employees shall not perform any work or do anything outside of the regular duties unless under special instruction from the LANDLORD.

                                  EXHIBIT "C"

                              TENANT IMPROVEMENTS

                                  See Rider I

                                  EXHIBIT "D"

                      SCHEDULE OF ADJUSTMENTS IN BASE RENT

                              JABIL CIRCUIT, INC.

                    SUITE 9424, 26,667 RENTABLE SQUARE FEET

-------------------------------------------------------------------------------
               FIXED ANNUAL BASE RENT
LEASE YEARS  (PER RENTABLE SQUARE FOOT)    ANNUAL BASE RENT    MONTHLY PAYMENT
-------------------------------------------------------------------------------
1 (Mos. 1-12)            6.00                $160,002.00        $13,333.50
-------------------------------------------------------------------------------
2 (Mos. 13-18)           6.00                $160,002.00        $13,333,50
-------------------------------------------------------------------------------

               RIDER NO. 1 ANNEXED TO AND MADE A PARTY OF LEASE
                                    BETWEEN
                  TEACHERS INSURANCE AND ANNUITY ASSOCIATION,
                                 AS LANDLORD,
                       AND JABIL CIRCUIT, INC., AS TENANT

                     TENANT'S CONSTRUCTION OF IMPROVEMENTS


         1. Landlord herewith authorizes Tenant to undertake certain interior improvements of the Premises at Tenant's sole cost and expense. Commencing on November 1, 1997, Tenant shall be granted access to the Premises in order to allow Tenant to undertake the improvements contemplated hereby. Notwithstanding the foregoing, however, Tenant shall be solely responsible for payment of all water and utilities supplied to the Premises, which if not separately metered, shall be deemed to be one-third of the water and utilities consumption supplied to the building in which the Premises is located during the month of November, 1997. For purposes of this Rider 1, the foregoing costs to be paid by Tenant shall be deemed Additional Rent under this Lease.

         2. During the period beginning November I, 1997, Tenant shall also have the right to move its tangible assets which it intends to utilize in the occupancy of the Premises.

         3. Notwithstanding anything to the contrary, Tenant agrees to have all requisite insurance coverage required by this Lease in effect on or before November 1, 1997 and shall deliver to Landlord evidence of such coverage prior to being entitled to access to the Premises as provided hereinabove.

         4. Tenant shall furnish to Landlord, for Landlord's prior written approval, plans and specifications for Tenant's improvements (the "Plans") on or before 30 days following the date a fully executed copy of this Lease has been resumed to Tenant. The Plans shall include the actual working drawings, plus any revisions thereto, sealed by Tenant's architect and intended to be submitted to, or actually submitted to Pinellas County for obtaining a building permit. It is the purpose of this requirement that the Premises be fixtured, designed and laid out so as not to be a detriment to the other Tenants in the Building and that Tenant's work shall not be detrimental to the Building or other Tenants therein, and Landlord's approval of the plans and specifications as aforesaid for Tenant's work shall be at Landlord's reasonable discretion.

         5. Tenant shall, at its own cost and expense, obtain any and all approvals of the appropriate governmental agency required in connection with the construction of the improvements to the Premises, including but not limited to all requisite building permits. Prior to the commencement of the construction of Tenant's improvements to the Premises, Tenant shall furnish the aforesaid approvals to Landlord.

         6. Tenant may select contractors and subcontractors to effectuate the construction of the Premises subject to Landlord's reasonable approval. Tenant shall be responsible for all architectural and engineering fees, contractor and subcontractor costs and costs of materials.

         7. Tenant shall furnish to Landlord, in writing, the name of each contractor selected to perform work on the Premises, along with a copy of a valid license issued by Pinellas County authorizing each such contractor to engage in the type of work for which the contractor has been selected. Worker's Compensation, public liability and other forms of insurance required in the discretion of the Landlord, all in amounts and with companies and on forms satisfactory to Landlord, shall be provided and at ail times maintained by Tenant's contractors engaged in the performance of Tenant's work. Prior to commencing any construction of the Premises, the tenant shall furnish to Landlord all certificates of such insurance.

         8. Tenant shall furnish to Landlord a copy of each contract executed between the Tenant and a contractor in connection with work to be performed on the Premises. Prior to the commencement of any work relating to the Premises, Tenant shall provide to Landlord a payment and performance bond equal to the amount of each such contract in a form which is satisfactory to Landlord and guaranteeing Landlord the timely performance of the work and specifications, and further guaranteeing the full and complete payment by or on behalf of Tenant of all costs, charges, and expenses related to the work free and clear of all mechanic's or other liens, conditional bills of sale, chattel mortgages, security instruments, or other liens or encumbrances of any kind or nature whatsoever. Further, Tenant shall furnish to Landlord any and all written and unconditional waivers of mechanics' liens relating to the improvements to the Premises.

         9. Tenant shall furnish to Landlord a copy of a work schedule for each contractor employed in connection with the construction of the Premises.

         10. Tenant shall not install any plumbing, mechanical work, electrical wiring or fixtures, or modify, alter or install any apparatus which could affect the Building's systems without the prior written approval of Landlord in each instance.

         11. Tenant and its contractors and subcontractors shall abide by all of the Landlord's jobsite rules and regulations and shall fully cooperate with Landlord's construction representative(s) in coordinating all activities in the Building, including but not limited to hours on the premises, parking and use of the construction elevator. Any and all transportation of construction materials shall be solely on the padded construction elevator.

         12. Except as otherwise provided in the Lease, Rent shall in no event be abated as to the Premises as a result of Tenant's improvements. In the event that Tenant fails to complete the construction of its improvements on or before the Commencement Date, as specified in Section 3B of this Lease, said Commencement Date shall not be postponed as a result of such delay. Tenant shall commence the payment of Fixed Annual Rent and Additional Rent as provided by the other terms and conditions of this Lease, notwithstanding that the Premises may not have been completed and available for occupancy by Tenant as of the Commencement Date, except if such delay is caused by or attributable to Landlord.

         13. Tenant shall be solely responsible for cleaning up, on a daily basis, any refuse or other materials disposed of by Tenant, its contractors or subcontractors, on the Building premises, including but not limited to the parking area.

         14. Upon completion of the improvements, Tenant shall furnish to Landlord all forms of approval provided by appropriate local governmental authorities to certify that the Premises is suitable for occupancy.

         15. Upon completion of the improvements, the Tenant shall cause the contractor to display the premises on which improvements were made to Landlord and Tenant and secure Landlord and Tenant's acceptance thereof.

         16. Tenant shall complete the construction of the improvements to the Premises in accordance with the provisions stated above. Tenant shall be solely responsible for any and all delays in construction.

         17. The contractor is responsible for keeping all common areas clean, including restrooms.

         18. Doors to the construction area must be kept closed.

         19. Loud music is prohibited.

         20. Foul language will not be tolerated.

         21. Proper attire must be worn at all times.

         22. The service elevator is reserved for construction use only. Construction personnel are not to utilize any other elevators.

         23. All construction personnel must use the service corridor for entry and exit, and delivery of materials.

         24. The mechanical room must be kept clean. No material can be stored within 6 feet from the AHU on all sides.

         25. The filters in the base building AHU must be covered with filter media and changed regularly so that the air flow is not restricted.

         26. The air handler can not be turned off during normal business hours.

         27. Electric to common areas and other tenant areas can not be turned off during normal business hours without prior notification/consent.

         28. The alley is used for delivery purposes only, no parking is allowed. Construction personnel must park on the top floor of the parking garage or the north parking lot.

         29. No equipment that creates noise, fumes or smoke shall be used during normal business hours.

         30. OUR STAFF WILL ASSIST YOU IN ANY WAY BUT PLEASE KEEP IN MIND THAT IF THESE RULES ARE NOT ADHERED TO, THE PERSON(S) OR COMPANY WILL BE ASKED TO LEAVE THE PROPERTY.

                                      -3-